EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Gumaer, certify that:

1.	I have reviewed this report on Form 10-K/A of Great American Group, Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 2, 2011

/S/ ANDREW GUMAER

Andrew Gumaer

Chief Executive Officer

(Principal Executive Officer)